                                                               UNITED STATES
                                                     SECURITIES AND EXCHANGE COMMISSION
                                                           WASHINGTON, D.C. 20549

                                                                   FORM 8-K

                                                                CURRENT REPORT
                                                      PURSUANT TO SECTION 13 OR 15(D) OF
                                                     THE SECURITIES EXCHANGE ACT OF 1934

                                       Date of Report (Date of earliest event reported): June 28, 2007

                                               RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,
                                                 on behalf of the RFMSI Series 2007-S6 Trust
                                            (Exact name of registrant as specified in its charter)

                Delaware                                   333-140614-03                                75-2006294
-----------------------------------------     -----------------------------------------     ------------------------------------
    (State or other jurisdiction of                   (Commission File Number)                         (IRS Employer
             incorporation)                                                                         Identification No.)

             8400 Normandale Lake Boulevard, Suite 250
                      Minneapolis, Minnesota                                                      55437
--------------------------------------------------------------------       -----------------------------------------------------
              (Address of principal executive office)                                           (Zip Code)

                                                        (952) 857-7000
                                      ----------------------------------------------------
                                     (Registrant's telephone number, including area code )

                                                                N/A
                                      ----------------------------------------------------
                                     (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

                           INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS.

ITEM 8.01.     OTHER EVENTS.

On June 28, 2007,  Residential  Funding  Mortgage  Securities I, Inc.  caused the issuance and sale  of the  Mortgage  Pass-Through  Certificates,  Series,  2007-S6,  pursuant  to a  Series
Supplement,  dated  as of June 1,  2007,  to the  Standard  Terms  of  Pooling  and  Servicing
Agreement,  dated as of June 1, 2007, among Residential  Funding Mortgage  Securities I, Inc., as company,  Residential  Funding Company,  LLC, as master servicer and the U.S. Bank National
Association,  as  trustee.  The  mortgage  loans  were sold to  Residential  Funding  Mortgage
Securities I, Inc.  pursuant to an Assignment and Assumption  Agreement,  dated as of June 28,
2007, between  Residential  Funding Company,  LLC and Residential  Funding Mortgage Securities
I, Inc.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (D). EXHIBITS.

        (d)    Exhibits:   The  following  execution  copies  of  Exhibits  to  the  Form  S-3
               Registration Statement of the Registrant are hereby filed.

                  10.1    Series  Supplement,  dated as of June 1, 2007, to the Standard Terms of Pooling and Servicing Agreement,  dated as of June 1, 2007, among
                          Residential   Funding  Mortgage  Securities  I,  Inc.,  as  company,
                          Residential  Funding Company,  LLC, as master servicer and U.S. Bank
                          National Association, as trustee.

                  10.2    Assignment  and  Assumption  Agreement,  dated as of June 28,  2007, between  Residential  Funding Company,  LLC and Residential  Funding
                          Mortgage Securities I, Inc.

                  10.3    Novation with respect to Class I-A-6 Certificates, dated as of June
                          28, 2007, between Barclays Bank PLC and U.S. Bank National
                          Association, as trustee on behalf of the beneficiaries of the RFMSI
                          Series 2007-S6 Trust.

                  10.4    Novation  with  respect to Class  II-A-5  Certificates,  dated as of
                          June 28, 2007,  between  Barclays  Bank PLC and U.S.  Bank  National
                          Association,  as trustee on behalf of the beneficiaries of the RFMSI
                          Series 2007-S6 Trust.

                  99.1    Mortgage Loan Schedule

                                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                                            By:  /s/Heather Anderson
                                            Name:   Heather Anderson
                                            Title:  Vice President

Dated:  July 13, 2007

                                        Exhibit Index

Exhibit No.           Description

   10.1               Series  Supplement,  dated as of June 1, 2007, to the Standard  Terms of
                      Pooling  and  Servicing  Agreement,  dated  as of  June 1,  2007,  among
                      Residential   Funding   Mortgage   Securities   I,  Inc.,   as  company,
                      Residential  Funding  Company,  LLC, as master  servicer  and U.S.  Bank
                      National Association, as trustee.

   10.2               Assignment and Assumption Agreement,  dated as of June 28, 2007, between
                      Residential  Funding  Company,  LLC  and  Residential  Funding  Mortgage
                      Securities I, Inc.

   10.3               Novation with respect to Class I-A-6 Certificates,  dated as of June 28,
                      2007, between Barclays Bank PLC and U.S. Bank National  Association,  as
                      trustee  on behalf of the  beneficiaries  of the  RFMSI  Series  2007-S6
                      Trust.

   10.4               Novation  with  respect to Class II-A-5  Certificates,  dated as of June
                      28, 2007, between Barclays Bank PLC and U.S. Bank National  Association,
                      as trustee on behalf of the  beneficiaries  of the RFMSI Series  2007-S6
                      Trust.

   99.1               Mortgage Loan Schedule